UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported)    November 17, 1998
                                                         -----------------


                                  NEWELL CO.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                 1-9608                  36-3514169
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     (State or Other             (Commission               (IRS Employer
     Jurisdiction of              File Number)             Identification No.)
     Incorporation)



                    29 East Stephenson Street, Freeport, Illinois 61032
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                     (Address of Principal Executive Offices)   (Zip Code)




     Registrant's telephone number, including area code  (815) 235-4171
                                                          -------------

     ITEM 5. OTHER EVENTS.

         On May 7, 1998, pursuant to an Agreement and Plan of Merger, dated March 29, 1998, by and among Newell Co., a Delaware corporation ("Newell"), Calphalon Corporation, an Ohio corporation ("Calphalon"),
     Pots & Pans Co., an Ohio corporation and a wholly owned subsidiary of Newell ("Merger Sub"), and the shareholders of Calphalon, Newell acquired all of the outstanding capital stock of Calphalon through the merger of Merger Sub with and into Calphalon (the "Calphalon Merger"), with Calphalon surviving the Calphalon Merger as a wholly owned subsidiary of Newell. The Calphalon Merger was previously reported on Newell's Current Report on Form 8-K Filed with the Securities and Exchange Commission May 12, 1998.

     Newell is filing herewith as Exhibit 99.1 Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements of Newell, each restated to reflect the Calphalon Merger, which was accounted for under the pooling of interests method of accounting. The Consolidated Financial Statements of Newell are restated for periods prior to the date of the Calphalon Merger.

     Newell is also filing herewith Exhbit 11.1 (Restated Computation of Earnings Per Share of Common Stock) and Exhibit 12.1 (Restated Statement of Computation of Ratio of Earnings to Fixed Charges), each as restated to reflect the Calphalon Merger.


     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

                   11.1  Restated Computation of Earnings Per Share of Common
                         Stock

                   12.1 Restated Statement of Computation of Ratio of Earnings to Fixed Charges

                   23.1  Consent of Arthur Andersen LLP.

                   27.1 Restated Financial Data Schedule for the Year Ended December 31, 1997.

                   27.2 Restated Financial Data Schedule for the Year Ended December 31, 1996.

                   27.3 Restated Financial Data Schedule for the Year Ended December 31, 1995.

                   99.1 Restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               NEWELL CO.
                                               (Registrant)






                                             /s/ Dale L. Matschullat
     Date: November 17, 1998            By: ----------------------------------
                                             Dale L. Matschullat
                                             Vice President -- General Counsel

                                 EXHIBIT INDEX


     Exhibit
     No.              Description
     -------          -----------
    11.1              Restated Computation of Earnings Per Share of Common
                      Stock

    12.1 Restated Statement of Computation of Ratio of Earnings to Fixed Charges

    23.1              Consent of Arthur Andersen LLP.

    27.1              Restated Financial Data Schedule for the Year Ended
                      December 31, 1997.

    27.2              Restated Financial Data Schedule for the Year Ended
                      December 31, 1996.

    27.3              Restated Financial Data Schedule for the Year Ended
                      December 31, 1995.

    99.1 Restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements.